                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): October 12, 2007
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                         FIRSTPLUS FINANCIAL GROUP, INC.
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               (Exact Name of Registrant as specified in Charter)

          Nevada                     0-27750                  75-2561085
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      (State or Other              (Commission               (IRS Employer
Jurisdiction of Incorporation)     File Number)           Identification No.)

  122 W. John Carpenter Freeway, Suite 450, Irving, Texas         75039
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       (Address of Principal Executive Offices)               (Zip Code)

       Registrant's telephone number, including area code: (972) 717-7969
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         (Former Name or Former Address, if Changed Since Last Report.)

      Check the  appropriate  box below if the Form 8-K  filing is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

   |_|  Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

   |_|  Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
        CFR 240.14a-12)

   |_|  Pre-commencement  communications  pursuant  to Rule  14d-2(b)  under the
        Exchange Act (17 CFR 240.14d-2(b))

   |_|  Pre-commencement  communications  pursuant  to Rule  13e-4(c)  under the
        Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  OTHER EVENTS.

      On October 12, 2007, FIRSTPLUS Financial Group, Inc. (the "Company") filed an original  complaint  for  injunctive  and  declaratory  relief (the  "Federal
Complaint")  against Robert D. Davis,  John Hughey,  Rolland  Keller,  George T.
Davis,  Terrance  Allan and John Does 1-20  (the  "Federal  Defendants")  in the
United States District Court for the Southern  District of Texas. In the Federal
Complaint,  the Company  alleges that Mr. Robert Davis and certain other Federal
Defendants (i) have failed to make disclosures required by rules and regulations of the Securities and Exchange Commission despite controlling in excess of 5% of the  Company's  Common  Stock,  and  (ii)  have  engaged  in an  unlawful  proxy solicitation to influence the outcome of the voting at the Company's 2007 annual meeting of stockholders  held on October 17, 2007. The Company seeks  injunctive relief against the Federal Defendants for violations of Sections 13(d) and 14(a)
of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules  and  regulations  promulgated  thereunder,  and  relief  in the form of a declaration  that the  Federal  Defendants  are a "group"  for the  purposes  of
Section 13(d) of the Exchange Act and that as such,  are required to comply with applicable statutory and regulatory requirements.

      On  October  15,  2007,  the  Company  filed  an  original   petition  for
declaratory  relief (the "State Complaint")  against Robert D. Davis,  George T.
Davis,  Terrance Allan,  John Hughey,  Rolland Keller,  and John Does 1-100 (the
"State  Defendants")  in the  District  Court of Cameron  County,  Texas,  357th
Judicial District (the "State Court"). In the State Complaint, the Company seeks a declaration as to the respective rights of the parties vis-a-vis the FirstPlus
Financial Group, Inc. Grantor Residual Trust (the "Grantor  Trust"),  including, that as sole settlor and sole beneficiary, the Company has the right to dissolve the Grantor  Trust.  The Company also seeks  damages in an  unspecified  amount, attorneys'  fees and costs.  On October  29,  2007,  the State  Court  granted a temporary injunction against the State Defendants (the "Temporary  Injunction").
The Temporary  Injunction restrains and enjoins the State Defendants from filing any other suit in any forum seeking a declaration or determination of any issues currently  pending  in the  State  Court or in the case  commenced  by the State
Complaint  involving  the Company and from  filing or  prosecuting  any cause of action that involves the Grantor Trust or issues  ancillary to the Grantor Trust or the  interpretation  thereof with respect to issues of payment to or from the
Grantor Trust.

                                    SIGNATURE

      Pursuant to the  requirements of the Securities  Exchange Act of 1934, the
Company  has duly  caused  this  Current  Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

October 30, 2007

                                FIRSTPLUS FINANCIAL GROUP, INC.

                                By: /s/ John Maxwell
                                    -----------------------------------------
                                    Name: John Maxwell
                                    Title: President and Chief Executive Officer